Exhibit 10.5

REAFFIRMATION OF GUARANTIES

AND COLLATERAL DOCUMENTS

THIS REAFFIRMATION OF GUARANTIES AND COLLATERAL DOCUMENTS, dated March 26, 2004 (this “Reaffirmation”) is by the undersigned guarantors (individually, a “Guarantor”, and collectively, the “Guarantors”). Each Guarantor has guaranteed the Indebtedness and Obligations of Sonic Automotive, Inc., a Delaware corporation (“Borrower”), under the Second Amended and Restated Credit Agreement, dated February 5, 2003, among Borrower, Ford Motor Credit Company, as agent (the “Agent”) and the Lenders, as such agreement may be amended and/or restated from time to time (the “Credit Agreement”), and each Guarantor has provided a security interest in its assets and/or pledges of other collateral to secure its Guaranty.

The Credit Agreement provides for the Loan to Borrower in the aggregate principal amount of $500,000,000.00 to be made severally by Ford Credit, Chrysler Financial, Toyota Credit and Bank of America in accordance with the terms thereof. In accordance with the First Amendment to Credit Agreement dated as of even date herewith (the “Amendment”), the Credit Agreement will be amended to add Merrill Lynch Capital Corporation, a Delaware corporation, and JPMorgan Chase Bank, a New York state chartered bank, as Lenders and to increase the principal amount of the Loan to $550,000,000.00.

NOW, THEREFORE, in consideration of the promises and other valuable consideration, receipt of which is hereby acknowledged, and to induce each of the Lenders to amend the Credit Agreement in accordance with the Amendment, the Guarantors, and each of them, agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. As used herein, the following terms shall have the following meanings:

2. Reaffirmation. Each Guarantor reaffirms its liabilities, obligations and agreements under the Guaranties and the Collateral Documents with respect to the Credit Agreement, including the increase in the principal amount of the Loan, the addition of additional Lenders and any other changes to the other terms and conditions as set forth in the Amendment. Guarantor acknowledges and agrees that every right, power and remedy of Agent and Lenders under the Guaranties and Collateral Documents are in full force and effect, including without limitation, such right, powers and remedies relating to the Credit Agreement, as amended, and the payment of the Indebtedness and the performance of the Obligations.

3. No Defense or Set-Off. Each Guarantor acknowledges and declares that it has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lenders, the Agent, the Guaranties, the Collateral Documents, the Credit Agreement, the Amendment, or any other instrument or document executed by Guarantor or Borrower in connection with the Credit Agreement or the Amendment. Guarantor waives and releases any and all defenses that might accrue to Guarantor by the execution of the Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Reaffirmation under seal as of the date set forth above intending to be legally bound hereby.

SONIC - MONTGOMERY FLM, INC.,
COBB PONTIAC-CADILLAC, INC.,
ROYAL MOTOR COMPANY, INC.,
CAPITAL CHEVROLET AND IMPORTS, INC.,
SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N., INC.,
HMC FINANCE ALABAMA, INC.
SONIC AUTOMOTIVE OF GEORGIA, INC.,
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC,
FRONTIER OLDSMOBILE-CADILLAC, INC.,
MARCUS DAVID CORPORATION,
SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC,
SONIC LAKE NORMAN CHRYSLER JEEP, LLC,
TOWN AND COUNTRY FORD, INCORPORATED,
SONIC AUTOMOTIVE-3700 WEST BROAD
STREET, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-4000 WEST BROAD
STREET, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1500 AUTOMALL
DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1400 AUTOMALL DRIVE, COLUMBUS, INC.,
SONIC-FORT MILL DODGE, INC.,
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.,
SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC.,
SONIC-FORT MILL CHRYSLER JEEP, INC.,
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC,
SONIC AUTOMOTIVE OF NASHVILLE, LLC,
SONIC AUTOMOTIVE - 6025
INTERNATIONAL DRIVE, LLC,
SONIC-CREST CADILLAC, LLC,
TOWN AND COUNTRY JAGUAR, LLC,
TOWN AND COUNTRY FORD OF CLEVELAND, LLC,
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC,
SONIC OF TEXAS, INC.,

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SONIC - WILLIAMS IMPORTS, INC.,
SONIC - WILLIAMS BUICK, INC.,
SONIC - WILLIAMS CADILLAC, INC.,
SONIC - WILLIAMS MOTORS, LLC,
SONIC - NEWSOME CHEVROLET WORLD, INC.,
SONIC - NEWSOME OF FLORENCE, INC.,
SONIC - CLASSIC DODGE, INC.
SONIC - ROCKVILLE MOTORS, INC.,
SONIC - ROCKVILLE IMPORTS, INC.,
SONIC - MANHATTAN WALDORF, INC.,
SONIC - MANHATTAN FAIRFAX, INC.,
SONIC - NORTH CHARLESTON, INC.,
SONIC AUTOMOTIVE - 5585 PEACHTREE
INDUSTRIAL BLVD., LLC,
SONIC - NORTH CHARLESTON DODGE, INC.,
VILLAGE IMPORTED CARS, INC.,
FIRSTAMERICA AUTOMOTIVE, INC.,
FA SERVICE CORPORATION,
FAA AUTO FACTORY, INC.,
FAA BEVERLY HILLS, INC.,
FAA CAPITOL N, INC.,
FAA CONCORD H, INC.,
FAA CONCORD N, INC.,
FAA CONCORD T, INC.,
FAA DUBLIN N, INC.,
FAA MARIN D, INC.,
FAA POWAY D, INC.,
FAA POWAY G, INC.,
FAA SAN BRUNO, INC.,
FAA SERRAMONTE H, INC.,
FAA SERRAMONTE L, INC.,
FAA SERRAMONTE, INC.,
FAA STEVENS CREEK, INC.,
SONIC – COAST CADILLAC, INC.
FAA TORRANCE CPJ, INC.,
FAA DUBLIN VWD, INC.,
KRAMER MOTORS INCORPORATED,
FAA SANTA MONICA V, INC.,
FAA LAS VEGAS H, INC.,
L DEALERSHIP GROUP, INC.,
WINDWARD, INC.,
AUTOBAHN, INC.,
SONIC – STEVENS CREEK B, INC.,
FAA HOLDING CORP.,
FRANCISCAN MOTORS, INC.,

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SANTA CLARA IMPORTED CARS, INC.,
STEVENS CREEK CADILLAC, INC.,
FAA MARIN F, INC.,
FAA POWAY H, INC.,
FAA POWAY T, INC.,
FAA MARIN LR, INC.,
SONIC-RIVERSIDE, INC.,
SONIC-GLOVER, INC.,
RIVERSIDE NISSAN, INC.,
SPEEDWAY CHEVROLET, INC.
FORT MILL FORD, INC.,
FREEDOM FORD, INC.,
SONIC AUTOMOTIVE - CLEARWATER, INC.,
SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC.,
SONIC AUTOMOTIVE - 1919 N. DIXIE HWY.,
NSB, INC.,
SONIC AUTOMOTIVE - 1307 N. DIXIE HWY.,
NSB, INC.,
SONIC AUTOMOTIVE- 1720 MASON AVE., DB, INC.,
SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC.,
SONIC AUTOMOTIVE OF NEVADA, INC.,
SONIC AUTOMOTIVE OF TENNESSEE, INC.,
SONIC AUTOMOTIVE - BONDESEN, INC.,
SONIC - LLOYD PONTIAC - CADILLAC, INC.,
SONIC - LLOYD NISSAN, INC.,
SONIC - SUPERIOR OLDSMOBILE, LLC,
SONIC - SHOTTENKIRK, INC.,
SONIC - INTEGRITY DODGE LV, LLC,
SONIC - VOLVO LV, LLC,
SONIC - FM AUTOMOTIVE, LLC,
SONIC - FM, INC.,
SONIC - FM VW, INC.,
SONIC - NORTH CADILLAC, INC.,
SONIC - FREELAND, INC.,
SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE SERVICING COMPANY, LLC
SONIC AUTOMOTIVE F & I, LLC
SONIC – RIVERSIDE AUTO FACTORY, INC.
TRANSCAR LEASING, INC.
SONIC AUTOMOTIVE – 2490 SOUTH LEE
HIGHWAY, L.L.C.
FAA CAPITOL F, INC.,

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SONIC – LAS VEGAS C EAST, LLC,
SONIC – LAS VEGAS C EAST, LLC
SONIC – LAS VEGAS C WEST, LLC,
SONIC - CAPITOL CHEVROLET, INC.
SONIC DEVELOPMENT, LLC
SONIC – HARBOR CITY H, INC.
SONIC – BUENA PARK H, INC.
SONIC – WEST COVINA T, INC.
SONIC – BETHANY H, INC.
SONIC – WEST RENO CHEVROLET, INC.
AVALON FORD, INC.
SONIC-CARSON F, INC.
SONIC-CARSON LM, INC.
SONIC-DOWNEY CADILLAC, INC.
SONIC-MASSEY CHEVROLET, INC.
SONIC-LONE TREE CADILLAC, INC.
SONIC-ENGLEWOOD M, INC.
SONIC-MASSEY PONTIAC BUICK GMC, INC.
SONIC-SANFORD CADILLAC, INC.
SONIC-PLYMOUTH CADILLAC. INC.
SONIC-CAPITOL CADILLAC, INC.
ARNGAR, INC.
MASSEY CADILLAC, INC. (TX)
MASSEY CADILLAC, INC. (TN)
SMART NISSAN, INC.
SONIC-LS, LLC
SONIC-AUTOMOTIVE WEST, LLC
SONIC-RESOURCES, INC.
SONIC-LAKE NORMAN DODGE, LLC
SONIC-CREST H, LLC
SONIC – CALABASAS A, INC.
SONIC – OKLAHOMA T, INC.
SONIC – CAPITOL IMPORTS, INC.
FRANK PARRA AUTOPLEX, INC.
MOUNTAIN STATES MOTORS CO., INC.
Z MANAGEMENT, INC.
SONIC-SERRAMONTE I, INC.
SONIC CALABASAS V, INC.
SONIC DENVER T, INC.
SONIC ANN ARBOR IMPORTS, INC.
WRANGLER INVESTMENTS, INC.
SONIC – SATURN OF SILICON VALLEY, INC.
ONTARIO L, LLC
SONIC ONTARIO T, INC.
FAA MONTEREY F, INC.
SONIC — DENVER VOLKSWAGEN, INC.
FORT MYERS COLLISION CENTER, LLC
SONIC – SOUTH CADILLAC, INC.
SONIC AGENCY, INC.

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SONIC AUTOMOTIVE SUPPORT, LLC
SONIC ESTORE, INC.
ADI OF THE SOUTHEAST, LLC
SONIC CHATTANOOGA D EAST, LLC
CASA FORD OF HOUSTON, INC.

By:	/s/ E. Lee Wyatt (Seal)
Name:	E. Lee Wyatt, Jr.
Title:	Vice President of each of the above named entities

SONIC AUTOMOTIVE OF TEXAS, L.P.,
SONIC AUTOMOTIVE-4701 I-10 EAST, TX, L.P.,
SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P.,
SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P.,
SONIC - SAM WHITE NISSAN, L.P.,
SONIC - LUTE RILEY, L.P.,
SONIC - READING, L.P.,
SONIC - CAMP FORD, L.P.,
SONIC-FORT WORTH T, L.P.,
PHILPOTT MOTORS, LTD.
SONIC – RICHARDSON F, L.P.
SONIC – CARROLLTON V, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LS CHEVROLET, L.P.,
SONIC UNIVERSITY PARK A, L.P.
SONIC-MASSEY CADILLAC, L.P.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC – CADILLAC D, L.P.
SONIC SAM WHITE OLDSMOBILE, LP
SONIC — CLEAR LAKE VOLKSWAGEN, L.P.
SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.
SONIC – MESQUITE HYUNDAI, L.P.

By:	Sonic of Texas, Inc.,
a Texas corporation, as General Partner of each of the above entities

	By:	/s/ E. Lee Wyatt (SEAL)
	Name:	E. Lee Wyatt, Jr.
	Title:	Vice President

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SONIC — GLOBAL IMPORTS, L.P.
SONIC – STONE MOUNTAIN CHEVROLET, L.P.
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
SONIC – STONE MOUNTAIN T, L.P.

By:	Sonic Automotive of Georgia, Inc., a Georgia corporation, as General Partner of each of the above entities

	By:	/s/ E. Lee Wyatt (SEAL)
	Name:	E. Lee Wyatt, Jr.
	Title:	Vice President

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